                                IMAX CORPORATION
                                   Exhibit 4.9

                          SECOND SUPPLEMENTAL INDENTURE

            Second Supplemental Indenture (this "Second Supplemental Indenture"), dated as of July 14, 2004 among IMAX Corporation, a corporation incorporated under the federal laws of Canada (the "Company"), the Guarantors named in the Indenture referred to below (the "Existing Guarantors"), the First Supplemental Guarantors named in the Supplemental Indenture referred to below, Big Engine Films Inc. (the "Guaranteeing Subsidiary") and U.S. Bank National Association, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

            WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of December 4, 2003, as amended by the First Supplemental Indenture dated as of April 1, 2004 among the Company, the Existing Guarantors, 3D Sea II Ltd. and Taurus-Littrow Productions Inc. (the "First Supplemental Guarantors") and the Trustee (the "First Supplemental Indenture"), providing for the issuance of 9-5/8% Senior Notes due 2010 (the "Securities");

            WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which any newly-acquired or created Guarantor shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

            WHEREAS, pursuant to Section 901 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

            1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            2. Agreement to Guarantee. The Guaranteeing Subsidiary irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Special Interest, if any, on the Securities, whether at maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest on the Securities, and payment of expenses, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XIII of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Securities or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise.

            The obligations of the Guaranteeing Subsidiary to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article XIII of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

            No past, present or future director, officer, partner, manager, employee, incorporator or stockholder (direct or indirect) of the Guaranteeing Subsidiary (or any such successor entity), as such, shall have any liability for any obligations of the Guaranteeing Subsidiary under this Subsidiary Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, except in their capacity as an obligor or Guarantor of the Securities in accordance with the Indenture.

            This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guaranteeing Subsidiary and its successors and assigns until full and final payment of all of the Company's obligations under the Securities and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

            The obligations of the Guaranteeing Subsidiary under its Subsidiary Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

            THE TERMS OF ARTICLE XIII OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

            3. NEW YORK LAW TO GOVERN. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE.

            4. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                               IMAX Corporation

                               By /s/ "G. Mary Ruby"
                                  -----------------------------------
                               Name: G. Mary Ruby
                               Title: Sr. Vice President, Legal Affairs

                               By /s/ "Edward MacNeil"
                                  -----------------------------------
                               Name: Edward MacNeil
                               Title: Vice President Finance, Special Projects

                               EXISTING GUARANTORS:

                               David Keighley Productions 70MM Inc.

                               By /s/ "G. Mary Ruby"
                                  -----------------------------------
                               Name: G. Mary Ruby
                               Title: Secretary

                               By /s/ "Edward MacNeil"
                                  -----------------------------------
                               Name: Edward MacNeil
                               Title: Vice President

                               IMAX II U.S.A. Inc.

                               By /s/ "G. Mary Ruby"
                                  -----------------------------------
                               Name: G. Mary Ruby
                               Title: Secretary

                               By /s/ "Edward MacNeil"
                                  -----------------------------------
                               Name: Edward MacNeil
                               Title: Vice President

                                     IMAX Chicago Theatre LLC
                                     By its Managing Member
                                     IMAX Theatre Holding (California I) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Forum Ride, Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Minnesota Holding Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Rhode Island Limited Partnership
                                     By its General Partner
                                     IMAX Providence General Partner Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Sandde Animation Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Scribe Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Space Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holding Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holdings (OEI) Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Management Company

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Services Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX U.S.A. Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Miami Theatre LLC
                                     By its Managing Member
                                     IMAX Theatre Holding (California I) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Mountainview Theatre Management Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Nyack Theatre LLC
                                     By its Managing Member
                                     IMAX Theatre Holding (Nyack I) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Parker Pictures Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Ridefilm Corporation

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Sacramento Theatre LLC
                                     By its Managing Member
                                     IMAX Theatre Holding (California I) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Sonics Associates, Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Starboard Theatres Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Tantus Films Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Wire Frame Films Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     1329507 Ontario Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     924689 Ontario Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX (Titanica) Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX (Titanic) Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Music Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holding (Brossard) Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Film Holding Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Indianapolis LLC

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Pictures Corporation

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Immersive Entertainment Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Providence General Partner Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Providence Limited Partner Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holding (California I) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holding (California II) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holding (Nyack I) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Holding (Nyack II) Co.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     IMAX Theatre Management (Scottsdale), Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Panda Productions Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Strategic Sponsorship Corporation

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     Tantus II Films Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     RPM Pictures Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     FIRST SUPPLEMENTAL GUARANTORS:

                                     Taurus-Littrow Productions Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     3D Sea II Ltd.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     GUARANTEEING SUBSIDIARY:

                                     Big Engine Films Inc.

                                     By /s/ "G. Mary Ruby"
                                        -----------------------------------
                                     Name: G. Mary Ruby
                                     Title: Secretary

                                     By /s/ "Edward MacNeil"
                                        -----------------------------------
                                     Name: Edward MacNeil
                                     Title: Vice President

                                     TRUSTEE:

                                     U.S. Bank National Association, As Trustee

                                     By: /s/ "Frank P. Leslie III"
                                         ---------------------------------------
                                     Name: Frank P. Leslie III
                                     Title: Vice President